Precious metals delivery and purchase agreement	9 Months Ended
Sep. 30, 2025
Precious metals delivery and purchase agreement
Precious metals delivery and purchase agreement

8. Precious metals delivery and purchase agreement

On April 3, 2019, the Company entered into a $25 million precious metals delivery and purchase agreement (the “Purchase Agreement”) with Sandstorm Gold Ltd. (“Sandstorm”) for the construction and development of the Relief Canyon Mine. The Company initially recorded the advances received on precious metals delivery, net of transaction costs, as deferred revenue though subsequently amended its treatment and recognized the fixed deliveries of precious metals as a financial liability measured at fair value through profit or loss.

The Purchase Agreement was further amended in 2023 and 2024 by which the Company received advances to pay its gold obligations with a final amendment on December 19, 2024, whereby the Company will deliver its remaining fixed ounces of gold over a quarterly fixed deliveries schedule with final delivery in December 2027. The Company shall have the right for Sandstorm to subscribe common shares of the Company for proceeds up to a maximum of $1.9 million per calendar quarter to satisfy the gold delivery obligations under the Purchase Agreement.

The following table summarizes the continuity of the Company’s net metals contract liability during the period:

	Nine-month	Year
	period ended	ended
	September 30,	December 31,
	2025	2024

Net metals contract liability, beginning of period	$40,868	$36,837
Advance increase (net of financing expense)	-	12,512
Delivery of metals purchased	(12,691)	(18,564)
Revaluation of metals contract liability	16,441	10,083
Net metals contract liability, end of period	$44,618	$40,868

Current portion	$20,024	$13,707
Non-current portion	24,594	27,161
	$44,618	$40,868